Exhibit 32.1

CERTIFICATION OF PERIODIC REPORT

BY CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kevin Mansell, Chief Executive Officer of Kohl's Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the undersigned's knowledge, on the date of this Certification:

1.

This Annual Report on Form 10-K of the Company for the annual period ended February 3, 2018 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	That the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 23, 2018	/s/ Kevin Mansell
Kevin Mansell
Chairman, Chief Executive Officer, and President
(Principal Executive Officer)